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                                                                    EXHIBIT 10.2

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                               GUARANTY AGREEMENT
                          dated as of November 20, 2002

                                  by and among

                             Certain Subsidiaries of

                             BLUE RHINO CORPORATION,
                                 as Guarantors,


                                   in favor of


                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

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                                TABLE OF CONTENTS


ARTICLE I    DEFINED TERMS..................................................1
   1.01      Defined Terms..................................................1
   1.02      Other Definitional Provisions..................................2

ARTICLE II   REPRESENTATIONS AND WARRANTIES.................................2
   2.01      Existence, Qualification and Power, Compliance with Laws.......2
   2.02      Authorization; No Contravention................................2
   2.03      Binding Effect.................................................2

ARTICLE III  UNCONDITIONAL GUARANTY.........................................3
   3.01      Guaranty.......................................................3
   3.02      Nature of Guaranty.............................................3
   3.03      Waivers........................................................4
   3.04      Modification of Loan Documents Etc.............................5
   3.05      Demand by the Administrative Agent.............................6
   3.06      Remedies.......................................................6
   3.07      Benefits of Guaranty...........................................6
   3.08      Agreements for Contribution....................................6
   3.09      Termination; Reinstatement.....................................7
   3.10      Payments.......................................................8

ARTICLE IV   MISCELLANEOUS..................................................8
   4.01      Amendments in Writing..........................................8
   4.02      Notices........................................................8
   4.03      No Waiver by Course of Conduct, Cumulative Remedies............8
   4.04      Enforcement Expenses, Indemnification..........................9
   4.05      Governing Law; Consent to Jurisdiction.........................9
   4.06      Waiver of Jury Trial..........................................10
   4.07      Successors and Assigns........................................10
   4.08      Set-Off.......................................................10
   4.09      Counterparts..................................................10
   4.10      Severability..................................................10
   4.11      Section Heading...............................................11
   4.12      Integration...................................................11
   4.13      Acknowledgements..............................................11

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                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT (this "Guaranty" or this "Agreement"), dated as of November 20, 2002, by and among the parties listed on the signature pages hereto and any Additional Guarantor (as defined below) who may become party to this Agreement (such parties and Additional Guarantors, collectively, the "Guarantors"), in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of the banks and other financial institutions (the "Lenders") from time to time parties to the Credit Agreement, dated as of November 20, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among BLUE RHINO CORPORATION, a Delaware corporation, as borrower (the "Borrower"), the Lenders, and the Administrative Agent.

                              STATEMENT OF PURPOSE

         Pursuant to the Credit Agreement, the Lenders have agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein.

         The Guarantors and the Borrower are part of a related corporate structure and therefore extensions of credit to the Borrower will directly benefit the Guarantor through increased working capital to the entire corporate structure.

         It is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the Administrative Agent, for the ratable benefit of itself and the Lenders.

         In consideration of the mutual covenants and agreements herein contained, and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of itself and the Lenders, as follows:

                                    ARTICLE I

                                  DEFINED TERMS

         1.01 DEFINED TERMS. The following terms when used in this Guaranty shall have the meanings assigned to them below:

         "Applicable Insolvency Laws" means all Laws governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent, transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. Sections 547, 548 and 550 and other "avoidance" provisions of Title 11 of the United States Code).

         "Obligations" means with respect to (a) a Borrower, the meaning assigned thereto in the Credit Agreement and (b) a Guarantor, the obligations of such Guarantor hereunder.


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         1.02 OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein",
"hereto" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Agreement as a whole and not to any particular provision of this Guaranty, and Section references are to this Guaranty unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Guarantor, shall refer to such Guarantor's Collateral or the relevant part thereof.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Extensions of Credit to the Borrower thereunder, Guarantor hereby represents and warrants to the Administrative Agent and each Lender that:

         2.01 EXISTENCE, QUALIFICATION AND POWER, COMPLIANCE WITH LAWS. Each Guarantor (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business as now being conducted and hereafter proposed to be conducted except where the absence of any such license, authorization, consent or approval would not reasonably be expected to have a Material Adverse Effect and (ii) execute, deliver and perform its obligations under this Agreement, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license except where the failure to so qualify, be licensed or be in good standing, would not reasonably be expected to have a Material Adverse Effect, and (d) is in compliance with all Laws, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

         2.02 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by each Guarantor of this Agreement, has been duly authorized by all necessary corporate or other organizational action, and does not and will not
(a) contravene the terms of any of such Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien (other than a Permitted Lien), under (i) any Contractual Obligation to which such Guarantor is a party which such conflict, breach or contravention would reasonably be expected to have a Material Adverse Effect or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Guarantor or its property is subject which would reasonably be expected to have a Material Adverse Effect; or (c) violate any Law which would reasonably be expected to have a Material Adverse Effect.

         2.03 BINDING EFFECT. This Agreement has been duly executed and delivered by each Guarantor. This Agreement constitutes a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms.



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                                   ARTICLE III

                             UNCONDITIONAL GUARANTY

         3.01 GUARANTY. Each Guarantor hereby, jointly and severally with the other Guarantors, unconditionally guarantees to the Administrative Agent for the ratable benefit of itself and the Lenders, and their respective permitted successors, endorsees, transferees and assigns, the prompt payment and performance of all Obligations of the Borrower (such unconditional guaranty, the "Guaranty"), whether primary or secondary (whether by way of endorsement or otherwise), whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof) or hereafter increased or incurred, whether enforceable or unenforceable as against the Borrower, whether or not discharged, stayed or otherwise affected by any Applicable Insolvency Law or proceeding thereunder, whether created directly with the Administrative Agent or any Lender or acquired by the Administrative Agent or any Lender through assignment or endorsement, whether matured or unmatured, whether joint or several, as and when the same become due and payable (whether at maturity or earlier, by reason of acceleration, mandatory repayment or otherwise), in accordance with the terms of any such instruments evidencing any such obligations, including all renewals, extensions or modifications thereof; provided, that notwithstanding anything to the contrary contained herein, it is the intention of each Guarantor and the Lenders that, in any proceeding involving the bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution or insolvency or any similar proceeding with respect to any Guarantor or its assets, the amount of such Guarantor's Obligations shall be in, but not in excess of, the maximum .amount thereof not subject to avoidance or recovery by operation of Applicable Insolvency Laws after giving effect to Section 3.08. To that end, but only in the event and to the extent that after giving effect to Section 3.08 such Guarantor's Obligations or any payment made pursuant to - such Guarantor's Obligations would, but for the operation of the foregoing proviso, be subject to avoidance or recovery in any such proceeding under Applicable Insolvency Laws after giving effect to
Section 3.08, the amount of such Guarantor's Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Obligations of any Guarantor exceeds the limitation of the foregoing proviso and is otherwise subject to avoidance and recovery in any such proceeding under Applicable Insolvency Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation and such Obligations as limited by the foregoing proviso shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The foregoing proviso is intended solely to preserve the rights of the Administrative Agent hereunder against such Guarantor in such proceeding to the maximum extent permitted by Applicable Insolvency Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such proviso that would not otherwise be available under Applicable Insolvency Laws in such proceeding.

         3.02 NATURE OF GUARANTY.

         (a) Each Guarantor agrees that this Guaranty is a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:



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                  (i) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Credit Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower or any Subsidiary thereof is or may become a party;

                  (ii) the absence of any action to enforce this Guaranty, the Credit Agreement or any other Loan Document or the waiver or consent by the Administrative Agent or any Lender with respect to any of the provisions of this Guaranty, the Credit Agreement or any other Loan Document; \

                  (iii) the existence, value or condition of, or failure to perfect its Lien against, any security for or other guaranty of the Obligations or any action, or the absence of any action, by the Administrative Agent or any Lender in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

                  (iv) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by each Guarantor that, subject to the proviso in Section 3.01, its obligations under this Guaranty shall not be discharged except pursuant to the terms of Section 3.09.

         (b) Each Guarantor represents, warrants and agrees that its obligations under this Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Administrative Agent, the Lenders or the Borrower whether now existing or which may arise in the future.

         (c) Each Guarantor hereby agrees and acknowledges that the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty contained in this, and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

         3.03 WAIVERS. To the extent permitted by law, each Guarantor expressly waives all of the following rights and defenses (and agrees not to take advantage of or assert any such right or defense):

         (a) any rights it may now or in the future have under any statute (including, without limitation, North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity, or otherwise, to compel the Administrative Agent or any Lender to proceed in respect of the Obligations against the Borrower or any other party or against any security for or other guaranty of the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Guarantor;

         (b) any defense based upon the failure of the Administrative Agent or any Lender to commence an action in respect of the Obligations against the Borrower, such Guarantor, any other guarantor or any other party or any security for the payment and performance of the Obligations;

         (c) any right to insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or



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otherwise affect the performance by such Guarantor of its Obligations, or the enforcement by the Administrative Agent or the Lenders of this Guaranty;

         (d) any right of diligence, presentment, demand, protest and notice (except as specifically required herein) of whatever kind or nature with respect to any of the Obligations and waives, to the extent permitted by law, the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty; and

         (e) any and all right to notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon, or acceptance of, this Guaranty.

Each Guarantor agrees that any notice or directive given at any time to the Administrative Agent or any Lender which is inconsistent with the foregoing waivers shall be null and void and may be ignored by the Administrative Agent or such Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Administrative Agent and the Required Lenders have specifically agreed otherwise in writing. The foregoing waivers and agreements are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Administrative Agent and Lenders would decline to enter into the Credit Agreement.

         3.04 MODIFICATION OF LOAN DOCUMENTS ETC. Neither the Administrative Agent nor any Lender shall incur any liability to any Guarantor as a result of any of the following, and none of the following shall impair or release this Guaranty or any of the Obligations of any Guarantor under this Guaranty:

         (a) any change or extension of the manner, place or terms of payment of, or renew or alter all or any portion of, the Obligations;

         (b) any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

         (c) any amendment or modification, in any manner whatsoever, the Loan Documents;

         (d) any extension or waiver of the time for performance by any Guarantor, any other guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

         (e) the taking and holding security or collateral for the payment of the Obligations or the sale, exchange, release, disposal of, or other dealing with, any property pledged, mortgaged or conveyed, or in which the Administrative Agent or the Lenders have been granted a Lien, to secure any Indebtedness of any Guarantor, any other guarantor or the Borrower to the Administrative Agent or the Lenders;

         (f) the. release anyone who may be liable in any manner for the payment of any amounts owed by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender;



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         (g) any modification or termination the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor, any other guarantor or the Borrower, are subordinated to the claims of the Administrative Agent or any Lender; or

         (h) any application of any sums by whomever paid or however realized to any Obligations owing by any Guarantor, any other guarantor or the Borrower to the Administrative Agent or any Lender in such manner as the Administrative Agent or any Lender shall determine in its reasonable discretion. .

         3.05 DEMAND BY THE ADMINISTRATIVE AGENT. In addition to the terms set forth in this Article III and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Obligations under the Credit Agreement are declared to be immediately due and payable, then the Guarantors shall, upon demand in writing therefor by the Administrative Agent to the Guarantors, pay all or such portion of the corresponding Obligations due hereunder then declared due and payable. Notwithstanding the foregoing, each Guarantor agrees that, in the event of the dissolution or insolvency of the Borrower or any Guarantor, or the inability or failure of the Borrower or any Guarantor to pay debts as they become due, or an assignment by the Borrower or any Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower or any Guarantor under bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Obligations may not then be due and payable, each Guarantor will pay to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, forthwith the full amount which would be payable hereunder by each Guarantor if all such Obligations were then due and payable.

         3.06 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, enforce against the Guarantors their respective obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Administrative Agent hereunder, under the Loan Documents or otherwise.

         3.07 BENEFITS OF GUARANTY. The provisions of this Guaranty are for the benefit of the Administrative Agent and the Lenders and their respective permitted successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower, the Administrative Agent and the Lenders, the Obligations. In the event all or any part of the Obligations are transferred, endorsed or assigned by the Administrative Agent or any Lender to any Person or Persons as permitted under the Credit Agreement, any reference to an "Administrative Agent", or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         3.08 AGREEMENTS FOR CONTRIBUTION.

         (a) To the extent any Guarantor is required, by reason of its Obligations hereunder, to pay to any Lender an amount greater than the amount of value (as determined in accordance with Applicable Insolvency Laws) actually made available to or for the benefit of such Guarantor on account of the Credit Agreement, this Agreement or any other Loan Document, such Guarantor shall have an enforceable right of contribution against the Borrower and the remaining Guarantors, and the Borrower and the remaining Guarantors shall be jointly and severally liable, for repayment of the full amount of such excess payment. Subject only to the subordination



                                       6
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provided in the following subsection (a), such Guarantor further shall be subrogated to any and all rights of the Lenders against the Borrower and the remaining Guarantors to the extent of such excess payment.

         (b) To the extent that any Guarantor would, but for the operation of this Section 3.08 and by reason of its Obligations hereunder or its obligations to other Guarantors under this Section 3.08, be rendered insolvent for any purpose under Applicable Insolvency Laws, each of the Guarantors hereby, agrees to indemnify such Guarantor and commits to make a contribution to such Guarantor's capital in an amount at least equal to the amount necessary to prevent such Guarantor from having been rendered insolvent by reason of the incurrence of any such obligations.

         (c) To the extent that any Guarantor would, but for the operation of this Section 3.08 be rendered insolvent under any Applicable Insolvency Law by reason of its incurring of obligations to any other Guarantor under the foregoing subsections (a) and (b) above, such Guarantor shall, in turn have rights of contribution and indemnity, to the full extent provided in the foregoing subsections (a) and (b) above, against the Borrower and the remaining Guarantors, such that all Obligations of all of the Guarantors hereunder and under this Section 3.08 shall be allocated in a manner such that no Guarantor shall be rendered insolvent for any purpose under Applicable Insolvency Law by reason of its incurrence of such obligations.

         (d) Notwithstanding any payment or payments by any of the Guarantors hereunder, or any set-off or application of funds of any of the Guarantors by the Administrative Agent or any Lender, or the receipt of any amounts by the Administrative Agent or any Lender with respect to any of the Obligations, none of the Guarantors shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or the other Guarantors or against any collateral security held by the Administrative Agent or any Lender for the payment of the Obligations nor shall any of the Guarantors seek any reimbursement from the Borrower or any of the other Guarantors in respect of payments made by such Guarantor in connection with the Obligations, until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full and the Commitments, are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Administrative Agent, if required) to be applied against the Obligations, whether matured or unmatured, in such order as set forth in the Credit Agreement.

         3.09 TERMINATION; REINSTATEMENT.

         (a) Subject to clause (c) below, this Guaranty shall remain in full force and effect until all the Obligations and all the Obligations of the Guarantors shall have been paid in full and the Commitments terminated.

         (b) No payment made by the Borrower, any Guarantors, or any other Person received or collected by the Administrative Agent or any Lender from and Borrower, any Guarantor, or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such



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Guarantor in respect of the Obligations of the Guarantors or any payment received or collected from such Guarantor in respect of the Obligations of the Guarantors), remain liable for the Obligations of the Guarantors up to the maximum liability of such Guarantor hereunder until the Obligations and all the Obligations of the Guarantors shall have been paid in full and the Commitments terminated.

         (c) Each Guarantor agrees that, if any payment made by the Borrower or any other Person applied to the Obligations is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid or the proceeds of any collateral are required to be refunded by the Administrative Agent or any Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, any Guarantor, under any applicable Law or equitable cause, then, to the extent of such payment or repayment, each Guarantor's liability hereunder (and any Lien securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any Lien or collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any Lien securing such obligation).

         3.10 PAYMENTS. Payment by the Guarantors shall be made to the Administrative Agent, to be credited and applied upon the Obligations, in immediately available Dollars to an account designated by the Administrative Agent or at the address referenced herein for the giving of notice to the Administrative Agent or at any other address that may be specified in writing from time to time by the Administrative Agent.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.01 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.01 of the Credit Agreement.

         4.02 NOTICES. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be made to the address of the Borrower and effected in the manner provided for in Section 11.02 of the Credit Agreement.

         4.03 NO WAIVER BY COURSE OF CONDUCT, CUMULATIVE REMEDIES. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 4.01), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         4.04 ENFORCEMENT EXPENSES, INDEMNIFICATION.

         (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

         (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from any and all liabilities, obligations, losses, damages, penalties, costs and expenses in connection with actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 11.05 of the Credit Agreement.

         (d) The agreements in this Section 4.04 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

         4.05 GOVERNING LAW; CONSENT TO JURISDICTION.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NORTH CAROLINA SITTING IN CHARLOTTE OR OF THE UNITED STATES FOR THE WESTERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH GRANTOR AND THE ADMINISTRATIVE AGENT WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.



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

         4.06 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         4.07 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of each Guarantor, the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

         4.08 SET-OFF. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time pursuant to Section 11.09 of the Credit Agreement, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 4.07 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

         4.09 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         4.10 SEVERABILITY. Any provision of this Agreement or any other Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.11 SECTION HEADING. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         4.12 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         4.13 ACKNOWLEDGEMENTS. Each Guarantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.



                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

                                BLUE RHINO CONSUMER PRODUCTS, LLC,
                                as Guarantor


                                By:           /s/ Mark Castaneda
                                   ---------------------------------------------
                                     Name:    Mark Castaneda
                                     Title:   Manager


                                USA LEASING, L.L.C., AS GUARANTOR

                                Blue Rhino Corporation, Manager


                                By:           /s/ Mark Castaneda
                                   ---------------------------------------------
                                     Name:    Mark Castaneda
                                     Title:   Executive Vice President and Chief
                                     Financial Officer


                                UNIFLAME, LLC, as Guarantor


                                By:           /s/ Mark Castaneda
                                   ---------------------------------------------
                                     Name:    Mark Castaneda
                                     Title:   Manager


                                CPD ASSOCIATES, INC., as Guarantor


                                By:           /s/ Mark Castaneda
                                   ---------------------------------------------
                                     Name:    Mark Castaneda
                                     Title:   Vice President


                                UNIFLAME CORPORATION, as Guarantor


                                By:           /s/ Kurt Gehsmann
                                   ---------------------------------------------
                                     Name:    Kurt Gehsmann
                                     Title:   Vice President



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